N e w s R e l e a s e

July 19, 2010	Exhibit 99.1

Park National Corporation reports second quarter 2010
financial results and declares quarterly cash dividend

NEWARK, Ohio — Park National Corporation (Park) (NYSE Amex: PRK) today announced operating results for the three and six months ended June 30, 2010 (second quarter and first half of 2010). Park's Board of Directors also today declared a $0.94 per common share quarterly cash dividend, payable on September 10, 2010 to common shareholders of record as of August 25, 2010.

“We are pleased to report business loan growth in the second quarter of this year. Also, extraordinarily low residential mortgage rates continue to help generate significant consumer lending activity, including $244 million in mortgage loan originations for the first half of 2010,” said Park Chairman C. Daniel DeLawder. “Our lenders are focused on supporting each community we serve through high-quality, reliable lending with consistent underwriting. As economic conditions slowly improve, we hope to further expand our loan balances and reduce problem credits.”

Park’s second quarter net income was $21.2 million, compared to $21.3 million for the same period in 2009. Net income was $41.9 million for first half of 2010, a 1.8 percent decline from the first half of 2009 net income of $42.7 million.

Net income for Park's Ohio-based operations was $56.2 million for the first half of 2010, a 5.4 percent increase from the $53.3 million reported in the first half of 2009. Net income for Park’s Ohio-based operations was $27.9 million for the second quarter of 2010, the same as the $27.9 million reported in the second quarter of 2009.

While Park’s net income modestly declined for the second quarter and first half of 2010 in comparison to the same periods in 2009, earnings per common share for those periods declined by a greater percentage as a result of the issuance of common shares over the last five quarters. Second quarter 2010 net income per diluted common share was $1.30, an 8.5 percent decline from the $1.42 in the second quarter of 2009. Net income per diluted common share for the first half of 2010 was $2.60, an 8.8 percent decline from the $2.85 in the first half of 2009.

Exercise of common share warrants and issuance of common shares

Over the past five quarters, common shares outstanding have increased by 1,228,172 or 8.8 percent, as a result of capital raising activities. During 2009, Park sold 904,072 common shares and Series A and Series B Common Share Warrants covering an aggregate of 500,000 common shares at a weighted average price per share of $61.20 for gross proceeds of $55.3 million. Net of selling expenses and professional fees, Park raised $53.5 million of common equity from these capital raising activities in 2009. During the second quarter of 2010, 324,100 common shares were issued upon the exercise of the Series A and Series B Common Share Warrants at a price of $67.75 per common share. Net of all expenses, Park raised an additional $21.3 million of common equity from the sale of these 324,100 common shares.  Series B Common Share Warrants covering 175,900 common shares, with an exercise price of $67.75 per common share and an expiration date of October 30, 2010, remain outstanding.

Loan portfolio information

Park’s loan portfolio experienced solid growth during the 2010 second quarter, increasing $58.7 million to end the quarter at $4.66 billion. For the first half of 2010, Park’s loans have increased by $15.6 million. Park’s Ohio-based operations experienced loan growth of approximately $61.5 million and $20.9 million in the second quarter and first half of 2010, respectively.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

N e w s R e l e a s e

Net charge-offs for the first half of 2010 were $25.8 million, or an annualized 1.13 percent of average loans outstanding. This compares to $23.4 million, or an annualized 1.03 percent of average loans outstanding, for the same period in 2009.

Park's loan loss provision for the first half of 2010 was $29.8 million, compared to $28.1 million for the same period in 2009. Of the $29.8 million loan loss provision, $20.2 million was recorded at Vision Bank, with the remaining $9.6 million recorded within Park's Ohio-based operations. Overall, the allowance for loan losses increased by $4.0 million during the first half of 2010, ending the period at $120.7 million, or 2.59 percent of period-end loans.

Additional information

During the 2010 second quarter, Park completed the sale of approximately $56.8 million of investment securities, which resulted in a pre-tax gain of $3.5 million.

Headquartered in Newark, Ohio, Park National Corporation has $7.1 billion in total assets (as of June 30, 2010). Park consists of 13 community bank divisions and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division and The Park National Bank of Southwest Ohio & Northern Kentucky Division. Park's other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance) and Guardian Financial Services Company (d.b.a. Guardian Finance Company).

Complete financial tables are included below.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

N e w s R e l e a s e

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2010, March 31, 2010 and June 30, 2009

	2010		2009	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '10	2Q '09
INCOME STATEMENT:
Net interest income	$68,721	$67,380	$67,994	2.0%	1.1%
Provision for loan losses	13,250	16,550	15,856	-19.9%	-16.4%
Other income	16,647	16,710	19,757	-0.4%	-15.7%
Gain on sale of securities	3,515	8,304	7,340	-57.7%	-52.1%
Total other expense	47,001	47,890	50,151	-1.9%	-6.3%
Income before income taxes	$28,632	$27,954	$29,084	2.4%	-1.6%
Income taxes	7,466	7,175	7,777	4.1%	-4.0%
Net income	$21,166	$20,779	$21,307	1.9%	-0.7%
Preferred stock dividends and accretion	1,451	1,452	1,441	-0.1%	0.7%
Net income available to common shareholders	$19,715	$19,327	$19,866	2.0%	-0.8%

MARKET DATA:
Earnings per common share - basic (b)	$1.30	$1.30	$1.42	0.0%	-8.5%
Earnings per common share - diluted (b)	1.30	1.30	1.42	0.0%	-8.5%
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end	42.94	41.94	40.20	2.4%	6.8%
Stock price per common share at period end	65.04	62.31	56.48	4.4%	15.2%
Market capitalization at period end	989,054	927,345	799,469	6.7%	23.7%

Weighted average common shares - basic (a)	15,114,846	14,882,774	14,001,608	1.6%	8.0%
Weighted average common shares - diluted (a)	15,114,846	14,882,774	14,001,608	1.6%	8.0%
Common shares outstanding at period end	15,206,854	14,882,765	14,154,908	2.2%	7.4%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.13%	1.11%	1.13%	1.8%	0.0%
Annualized return on average common equity (a)(b)	12.27%	12.43%	14.11%	-1.3%	-13.0%
Yield on loans	5.84%	5.87%	6.02%	-0.5%	-3.0%
Yield on investments	4.44%	4.43%	4.92%	0.2%	-9.8%
Yield on earning assets	5.44%	5.45%	5.69%	-0.2%	-4.4%
Cost of interest bearing deposits	1.04%	1.15%	1.59%	-9.6%	-34.6%
Cost of borrowings	2.94%	2.90%	2.41%	1.4%	22.0%
Cost of paying liabilities	1.40%	1.49%	1.78%	-6.0%	-21.3%
Net interest margin (annualized) (g)	4.29%	4.22%	4.21%	1.7%	1.9%
Efficiency ratio (g)	54.75%	56.63%	56.81%	-3.3%	-3.6%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.14%	1.12%	1.15%	1.8%	-0.9%
Annualized return on average tangible common equity (a)(b)(c)	14.03%	14.27%	16.58%	-1.7%	-15.4%
Tangible common book value per common share (d)	$37.68	$36.51	$34.29	3.2%	9.9%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended June 30, 2010, March 31, 2010 and June 30, 2009

				Percent change vs.
BALANCE SHEET:	June 30, 2010	March 31, 2010	June 30, 2009	1Q '10	2Q '09
Investment securities	$1,845,594	$1,941,465	$1,913,620	-4.9%	-3.6%
Loans	4,655,997	4,597,304	4,620,026	1.3%	0.8%
Allowance for loan losses	120,676	119,674	104,804	0.8%	15.1%
Goodwill and other intangibles	80,021	80,863	83,672	-1.0%	-4.4%
Other real estate owned	46,456	45,854	41,279	1.3%	12.5%
Total assets	7,093,098	7,176,087	7,007,610	-1.2%	1.2%
Total deposits	5,168,814	5,268,858	5,053,424	-1.9%	2.3%
Borrowings	1,008,748	996,686	1,180,688	1.2%	-14.6%
Stockholders' equity	749,939	720,898	665,141	4.0%	12.7%
Common equity	653,053	624,213	569,039	4.6%	14.8%
Tangible common equity (d)	573,032	543,350	485,367	5.5%	18.1%
Nonperforming loans	237,854	230,558	206,581	3.2%	15.1%
Nonperforming assets	284,310	276,412	247,860	2.9%	14.7%
Past due 90 day loans and still accruing	17,283	11,853	4,417	45.8%	291.3%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	65.64%	64.06%	65.93%	2.5%	-0.4%
Nonperforming loans as a % of period end loans	5.11%	5.02%	4.47%	1.8%	14.3%
Past due 90 day loans as a % of period end loans	0.37%	0.26%	0.10%	42.3%	270.0%
Nonperforming assets / Period end loans + OREO	6.05%	5.95%	5.32%	1.7%	13.7%
Allowance for loan losses as a % of period end loans	2.59%	2.60%	2.27%	-0.4%	14.1%
Net loan charge-offs	$12,248	$13,593	$12,331	-9.9%	-0.7%
Annualized net loan charge-offs as a % of average loans (a)	1.07%	1.19%	1.08%	-10.1%	-0.9%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.57%	10.05%	9.49%	5.2%	11.4%
Common equity / Period end assets	9.21%	8.70%	8.12%	5.9%	13.4%
Tangible common equity (d) / Tangible assets (f)	8.17%	7.66%	7.01%	6.7%	16.5%
Average equity / Average assets (a)	10.56%	10.26%	9.40%	2.9%	12.3%
Average equity / Average loans (a)	16.09%	15.75%	14.41%	2.2%	11.7%
Average loans / Average deposits (a)	88.85%	88.19%	91.52%	0.7%	-2.9%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Six months ended June 30, 2010 and 2009

	June 30,	June 30,	Percent
(in thousands, except share and per share data)	2010	2009	change
INCOME STATEMENT:
Net interest income	$136,101	$136,227	-0.1%
Provision for loan losses	29,800	28,143	5.9%
Other income	33,357	38,967	-14.4%
Gain on sale of securities	11,819	7,340	61.0%
Total other expense	94,891	96,013	-1.2%
Income before income taxes	$56,586	$58,378	-3.1%
Income taxes	14,641	15,681	-6.6%
Net income	$41,945	$42,697	-1.8%
Preferred stock dividends and accretion	2,903	2,881	0.8%
Net income available to common shareholders	$39,042	$39,816	-1.9%

MARKET DATA:
Earnings per commmon share - basic (b)	$2.60	$2.85	-8.8%
Earnings per common share - diluted (b)	2.60	2.85	-8.8%
Cash dividends per common share	1.88	1.88	0.0%

Weighted average common shares - basic (a)	14,998,810	13,986,664	7.2%
Weighted average common shares - diluted (a)	14,998,810	13,986,664	7.2%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.12%	1.15%	-2.6%
Annualized return on average common equity (a)(b)	12.35%	17.35%	-28.8%
Yield on loans	5.86%	6.10%	-3.9%
Yield on investments	4.44%	4.95%	-10.3%
Yield on earning assets	5.44%	5.75%	-5.4%
Cost of interest bearing deposits	1.10%	1.66%	-33.7%
Cost of borrowings	2.92%	2.28%	28.1%
Cost of paying liabilities	1.44%	1.81%	-20.4%
Net interest margin (annualized) (g)	4.25%	4.24%	0.2%
Efficiency ratio (g)	55.68%	54.46%	2.2%

ASSET QUALITY RATIOS:
Net loan charge-offs	$25,841	$23,427	10.3%
Annualized net loan charge-offs as a % of average loans (a)	1.13%	1.03%	9.7%

CAPITAL AND LIQUIDITY:
Average equity / Average assets (a)	10.41%	9.29%	12.1%
Average equity / Average loans (a)	15.92%	14.33%	11.1%
Average loans / Average deposits (a)	88.52%	92.83%	-4.6%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.13%	1.15%	-1.7%
Annualized return on average tangible common equity (a)(b)(c)	14.15%	16.95%	-16.5%

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended June 30, 2010, March 31, 2010 and June 30, 2009, and the six-month periods ended June 30, 2010 and June 30, 2009.

(b) Reported measure uses net income available to common shareholders.

(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
AVERAGE STOCKHOLDERS' EQUITY	$741,006	$727,237	$660,837	$734,160	$654,381
Less: Average preferred stock	96,770	96,568	95,992	96,670	95,897
Average goodwill and other intangibles	80,469	81,376	84,199	80,920	84,668
AVERAGE TANGIBLE COMMON EQUITY	$563,767	$549,293	$480,646	$556,570	$473,816

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:

	June 30, 2010	March 31, 2010	June 30, 2009
STOCKHOLDERS' EQUITY	$749,939	$720,898	$665,141
Less: Preferred stock	96,886	96,685	96,102
Goodwill and other intangibles	80,021	80,863	83,672
TANGIBLE COMMON EQUITY	$573,032	$543,350	$485,367

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
AVERAGE ASSETS	$7,018,710	$7,086,333	$7,030,456	$7,052,335	$7,045,010
Less: Average goodwill and other intangibles	80,469	81,376	84,199	80,920	84,668
AVERAGE TANGIBLE ASSETS	$6,938,241	$7,004,957	$6,946,257	$6,971,415	$6,960,342

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	June 30, 2010	March 31, 2010	June 30, 2009
TOTAL ASSETS	$7,093,098	$7,176,087	$7,007,610
Less: Goodwill and other intangibles	80,021	80,863	83,672
TANGIBLE ASSETS	$7,013,077	$7,095,224	$6,923,938

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Interest income	$87,242	$87,202	$92,092	$174,444	$185,457
Fully taxable equivalent adjustment	473	481	524	954	1,100
Fully taxable equivalent interest income	$87,715	$87,683	$92,616	$175,398	$186,557
Interest expense	18,521	19,822	24,097	38,343	49,230
Fully taxable equivalent net interest income	$69,194	$67,861	$68,519	$137,055	$137,327

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2010	2009	2010	2009

Interest income:
Interest and fees on loans	$66,723	$68,496	$133,164	$137,584
Interest on:
Obligations of U.S. Government, its agencies and other securities	20,263	23,201	40,738	47,029
Obligations of states and political subdivisions	204	393	421	815
Other interest income	52	2	121	29
Total interest income	87,242	92,092	174,444	185,457

Interest expense:
Interest on deposits:
Demand and savings deposits	1,582	2,809	3,357	5,714
Time deposits	9,518	13,800	20,168	28,174
Interest on borrowings	7,421	7,489	14,818	15,342
Total interest expense	18,521	24,098	38,343	49,230

Net interest income	68,721	67,994	136,101	136,227

Provision for loan losses	13,250	15,856	29,800	28,143

Net interest income after provision for loan losses	55,471	52,138	106,301	108,084

Other income	16,647	19,757	33,357	38,967

Gain on sale of securities	3,515	7,340	11,819	7,340

Other expense:
Salaries and employee benefits	24,013	25,334	49,184	50,821
Occupancy expense	2,793	2,882	5,910	6,040
Furniture and equipment expense	2,564	2,498	5,196	4,876
Other expense	17,631	19,437	34,601	34,276
Total other expense	47,001	50,151	94,891	96,013

Income before income taxes	28,632	29,084	56,586	58,378

Income taxes	7,466	7,777	14,641	15,681

Net income	$21,166	$21,307	$41,945	$42,697

Preferred stock dividends and accretion	1,451	1,441	2,903	2,881

Net income available to common shareholders	$19,715	$19,866	$39,042	$39,816

Per Common Share:
Net income - basic	$1.30	$1.42	$2.60	$2.85
Net income - diluted	$1.30	$1.42	$2.60	$2.85

Weighted average shares - basic	15,114,846	14,001,608	14,998,810	13,986,664
Weighted average shares - diluted	15,114,846	14,001,608	14,998,810	13,986,664

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2010	Dec. 31, 2009	June 30, 2009

Assets

Cash and due from banks	$126,222	$116,802	$107,053
Money market instruments	75,323	42,289	23,960
Investment securities	1,845,594	1,863,560	1,913,620
Loans	4,655,997	4,640,432	4,620,026
Allowance for loan losses	120,676	116,717	104,804
Loans, net	4,535,321	4,523,715	4,515,222
Bank premises and equipment, net	68,929	69,091	67,254
Goodwill and other intangibles	80,021	81,799	83,672
Other real estate owned	46,456	41,240	41,279
Other assets	315,232	301,833	255,550

Total assets	$7,093,098	$7,040,329	$7,007,610

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$884,912	897,243	812,959
Interest bearing	4,283,902	4,290,809	4,240,465
Total deposits	5,168,814	5,188,052	5,053,424
Borrowings	1,008,748	1,053,850	1,180,688
Other liabilities	165,597	81,163	108,357
Total liabilities	$6,343,159	$6,323,065	$6,342,469

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2010 and 2009; 100,000 shares issued in 2010 and 2009)	$96,886	$96,483	$96,102
Common stock (No par value; 20,000,000 shares authorized in 2010 and 2009; 16,151,086 shares issued at June 30, 2010, 16,151,112 at December 31, 2009, and 16,151,137 at June 30, 2009)	301,206	301,208	301,209
Common stock warrants	4,761	5,361	4,297
Accumulated other comprehensive income, net of taxes	15,879	15,661	8,612
Retained earnings	427,236	423,872	446,028
Treasury stock (944,232 shares at June 30, 2010, 1,268,332 at December 31, 2009 and 2,179,424 shares at June 30, 2009)	(96,029)	(125,321)	(191,107)
Total stockholders' equity	$749,939	$717,264	$665,141

Total liabilities and stockholders' equity	$7,093,098	$7,040,329	$7,007,610

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2010	2009	2010	2009

Assets

Cash and due from banks	$110,450	$98,026	$112,660	$113,032
Money market instruments	94,669	21,221	110,146	22,477
Investment securities	1,814,859	1,974,176	1,826,563	1,996,788
Loans	4,604,481	4,585,406	4,610,944	4,567,459
Allowance for loan losses	120,424	100,198	118,857	100,325
Loans, net	4,484,057	4,485,208	4,492,087	4,467,134
Bank premises and equipment, net	69,286	68,076	69,419	68,213
Goodwill and other intangibles	80,469	84,199	80,920	84,668
Other real estate owned	46,127	38,584	44,061	32,662
Other assets	318,793	260,966	316,479	260,036

Total assets	$7,018,710	$7,030,456	$7,052,335	$7,045,010

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$893,962	$824,841	$881,575	799,319
Interest bearing	4,288,551	4,185,578	4,327,568	4,120,986
Total deposits	5,182,513	5,010,419	5,209,143	4,920,305
Borrowings	1,013,006	1,248,571	1,024,382	1,359,010
Other liabilities	82,185	110,629	84,650	111,314
Total liabilities	$6,277,704	$6,369,619	$6,318,175	$6,390,629

Stockholders' Equity:
Preferred stock	$96,770	$95,992	$96,670	$95,897
Common stock	301,246	301,209	301,226	301,210
Common stock warrants	4,943	4,297	5,151	4,297
Accumulated other comprehensive income, net of taxes	15,217	13,088	17,676	11,054
Retained earnings	427,363	451,245	428,306	448,245
Treasury stock	(104,533)	(204,994)	(114,869)	(206,322)
Total stockholders' equity	$741,006	$660,837	$734,160	$654,381

Total liabilities and stockholders' equity	$7,018,710	$7,030,456	$7,052,335	$7,045,010

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2010	2010	2009	2009	2009
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$66,723	$66,441	$68,676	$69,339	$68,496
Interest on:
Obligations of U.S. Government, its agencies and other securities	20,263	20,475	21,325	22,204	23,201
Obligations of states and political subdivisions	204	217	286	316	393
Other interest income	52	69	78	9	2
Total interest income	87,242	87,202	90,365	91,868	92,092

Interest expense:
Interest on deposits:
Demand and savings deposits	1,582	1,775	2,333	2,768	2,809
Time deposits	9,518	10,650	12,269	13,362	13,800
Interest on borrowings	7,421	7,397	6,961	7,276	7,489
Total interest expense	18,521	19,822	21,563	23,406	24,098

Net interest income	68,721	67,380	68,802	68,462	67,994

Provision for loan losses	13,250	16,550	25,720	14,958	15,856

Net interest income after provision for loan losses	55,471	50,830	43,082	53,504	52,138

Other income	16,647	16,710	16,718	18,165	19,757

Gain on sale of securities	3,515	8,304	-	-	7,340

Other expense:
Salaries and employee benefits	24,013	25,171	24,815	25,589	25,334
Occupancy expense	2,793	3,117	2,740	2,772	2,882
Furniture and equipment expense	2,564	2,632	2,395	2,463	2,498
Other expense	17,631	16,970	16,710	15,228	19,437
Total other expense	47,001	47,890	46,660	46,052	50,151

Income before income taxes	28,632	27,954	13,140	25,617	29,084

Income taxes	7,466	7,175	844	6,418	7,777

Net income	$21,166	$20,779	$12,296	$19,199	$21,307

Preferred stock dividends and accretion	1,451	1,452	1,441	1,440	1,441

Net income available to common shareholders	$19,715	$19,327	$10,855	$17,759	$19,866

Per Common Share:
Net income - basic	$1.30	$1.30	$0.74	$1.25	$1.42
Net income - diluted	$1.30	$1.30	$0.74	$1.25	$1.42

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2010	2010	2009	2009	2009
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$3,528	$3,422	$3,397	$3,071	$3,140
Service charges on deposits	5,092	4,746	5,604	5,788	5,432
Other service income	3,476	2,982	3,588	3,895	5,738
Checkcard fee income	2,765	2,444	2,488	2,342	2,381
Bank owned life insurance income	1,254	1,216	1,329	1,297	1,235
Other	532	1,900	312	1,772	1,831
Total other income	$16,647	$16,710	$16,718	$18,165	$19,757

Other expense:
Salaries and employee benefits	$24,013	$25,171	$24,815	$25,589	$25,334
Net occupancy expense	2,793	3,117	2,740	2,772	2,882
Furniture and equipment expense	2,564	2,632	2,395	2,463	2,498
Data processing fees	1,394	1,593	1,544	1,323	1,459
Professional fees and services	5,299	4,856	5,385	3,725	3,605
Amortization of intangibles	842	936	937	936	937
Marketing	946	902	943	983	939
Insurance	2,333	2,198	2,376	2,254	5,840
Communication	1,647	1,769	1,720	1,652	1,619
State taxes	838	845	424	892	949
Other	4,332	3,871	3,381	3,463	4,089
Total other expense	$47,001	$47,890	$46,660	$46,052	$50,151

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended		Year ended December 31,
(in thousands, except ratios)	June 30, 2010	March 31, 2010	2009	2008	2007	2006

Allowance for loan losses:
Allowance for loan losses, beginning of period	$119,674	$116,717	$100,088	$87,102	$70,500	$69,694
Charge-offs	13,273	15,578	59,022	62,916	27,776	10,772
Recoveries	1,025	1,985	6,830	5,415	5,568	6,853
Net charge-offs	12,248	13,593	52,192	57,501	22,208	3,919
Provision for loan losses	13,250	16,550	68,821	70,487	29,476	3,927
Allowance for loan losses of acquired bank	-	-	-	-	9,334	798
Allowance for loan losses, end of period	$120,676	$119,674	$116,717	$100,088	$87,102	$70,500

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	1.07%	1.19%	1.14%	1.32%	0.55%	0.12%
Allowance for loan losses as a % of period end loans	2.59%	2.60%	2.52%	2.23%	2.06%	2.03%

Nonperforming Assets:
Nonaccrual loans	$237,640	$230,498	$233,544	$159,512	$101,128	$16,004
Renegotiated loans	214	60	142	2,845	2,804	9,113
Loans past due 90 days or more	17,283	11,853	14,773	5,421	4,545	7,832
Total nonperforming loans	$255,137	$242,411	$248,459	$167,778	$108,477	$32,949
Other real estate owned	46,456	45,854	41,240	25,848	13,443	3,351
Total nonperforming assets	$301,593	$288,265	$289,699	$193,626	$121,920	$36,300
Percentage of nonperforming loans to period end loans	5.48%	5.27%	5.35%	3.74%	2.57%	0.95%
Percentage of nonperforming assets to period end loans	6.48%	6.27%	6.24%	4.31%	2.89%	1.04%
Percentage of nonperforming assets to period end assets	4.25%	4.02%	4.11%	2.74%	1.88%	0.66%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$230,498	$233,544	$159,512	$101,128	$16,004	$14,922
New nonaccrual loans	30,870	30,252	184,181	141,749	113,720	4,949
Resolved nonaccrual loans	23,728	33,298	110,149	83,365	28,596	3,867
Nonaccrual loans, end of period	$237,640	$230,498	$233,544	$159,512	$101,128	$16,004

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$250,305	$244,822	$245,092	$171,310	$100,307	$21,926
Prior charge-offs	46,731	46,175	43,949	29,967	10,226	2,446
Remaining principal balance	203,574	198,647	201,143	141,343	90,081	19,480
Specific reserves	38,767	38,739	36,721	8,875	3,492	2,002
Book value, after specific reserve	$164,807	$159,908	$164,422	$132,468	$86,589	$17,478

Vision Bank Commercial Land & Development (CL&D) Loan Portfolio Information:
CL&D loans, period end	$192,051	$200,112	$218,205	$251,443	$295,743
Performing CL&D loans, period end	97,562	116,672	132,788	191,712	260,195
Impaired CL&D loans, period end	94,489	83,440	85,417	59,731	35,548
Specific reserve on impaired CL&D loans	25,006	24,404	21,706	3,134	1,184
Book value of impaired CL&D loans, after specific reserve	$69,483	$59,036	$63,711	$56,597	$34,364

Cumulative prior charge-offs on impaired Vision Bank CL&D loans, period end	$23,973	$26,334	$24,931	$18,839	$7,399